EXHIBIT 99.1

Simmons First Announces Third Quarter Earnings of $6.5 Million

PINE BLUFF, Ark., Oct. 16, 2008 (GLOBE NEWSWIRE) -- Simmons First National Corporation (Nasdaq:SFNC) today announced third quarter 2008 earnings of $6.5 million, or $0.46 diluted earnings per share for the quarter ended September 30, 2008, compared to $0.53 per share for the same period in 2007.

"Considering the challenges in the economy, we are very pleased with our earnings of $6.5 million," commented J. Thomas May, chairman and CEO. "We continue to believe the diverse economy of Arkansas will better sustain the current economic challenges because we have not, and likely will not, experience the same highs and lows that will challenge much of our nation. However, while Arkansas is not in the middle of the storm, our state certainly feels the indirect pressures of the economic headwinds. We believe it is the strength of our capital, asset quality and liquidity that enables us to navigate through these turbulent times."

For the nine month period ended September 30, 2008, net income was $21.3 million, or $1.51 diluted earnings per share, compared to $1.48 per share for the same period in 2007, an increase of $0.03, or 2.0%. During the first quarter of 2008 the Company recorded earnings of $0.18 per share for nonrecurring items related to Visa, Inc.'s IPO. Excluding these nonrecurring items, core earnings for the first nine months of 2008 were $1.33 per share.

The Company's net interest income for the third quarter of 2008 increased 3.3% to $24.3 million compared to $23.6 million for 2007. Net interest margin decreased 17 basis points to 3.84% from the third quarter of 2007, but increased 17 basis points from the second quarter of 2008.

The Company's loan portfolio increased 3.3% to $1.94 billion at September 30, 2008. The growth was primarily attributable to increases in real estate loans, as well as credit card and student loans. "In the banking industry, there has been a lot of focus regarding the potential loss in loan portfolios with a high concentration of construction loans. Our construction loans as a percent of total loans outstanding was only 11.7% at September 30, favorable to the industry average," added May.

Non-performing assets as a percent of total assets were 0.63% as of September 30, 2008, up 2 basis points from June 30, 2008. Non-performing loans as a percent of total loans were 0.72%, a decrease of 4 basis points over the previous quarter.

The allowance for loan losses was $25.5 million at September 30, 2008, or 1.32% of total loans and 182% of non-performing loans. The Company's annualized net charge-off ratio for the third quarter of 2008 was 0.51% compared to 0.40% for the second quarter. Excluding credit cards, the annualized net charge-off ratio for the third quarter was 0.39% compared to 0.27% for the second quarter. Annualized net credit card charge-offs for the third quarter were 1.80%, a decrease of 3 basis points from the previous quarter, and still more than 400 basis points below the most recently published credit card charge-off industry average. "Our conservative culture has enabled us to engage in banking for 105 years, and that culture is a big part of our success today," added May.

Total deposits were $2.3 billion at September 30, 2008, an increase of $121 million, or 5.6% from the same period in 2007. "At the beginning of 2008, we implemented strategic initiatives to reduce our dependency on time deposits. As a result, time deposits decreased $172 million from September 30, 2007, while our non-time core deposits increased $293 million," said May.

Total assets for the Company were $2.9 billion at September 30, 2008. Stockholders' equity increased 4.9% to $281 million at September 30, 2008 compared to $268 million at September 30, 2007. At September 30, 2008, book value per share was $20.12 and tangible book value per share was $15.88.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company's eight banks conduct financial operations from 88 offices, of which 84 are financial centers, in 48 communities.

The Simmons First National Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4819

CONFERENCE CALL

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, October 16, 2008. Interested persons can listen to this call by dialing 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A replay of the call will be available through 5:00 p.m. Central Time on October 23, 2008 by dialing 1-800-642-1687. The passcode for the replay is 66609319. In addition, the call will be available live or in recorded version on the Company's website at www.simmonsfirst.com.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

 Simmons First National Corporation                               SFNC
 Consolidated End of Period Balance Sheets
 For the
  Quarters Ended  Sep 30     Jun 30     Mar 31     Dec 31     Sep 30
 (Unaudited)       2008       2008       2008       2007       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands)

 ASSETS
 Cash and
  non-interest
  bearing
  balances due
  from banks    $   70,640 $   79,569 $   86,891 $   82,630 $   85,370
 Interest
  bearing
  balances due
  from banks        71,837     76,253    107,332     21,140      6,557
 Federal funds
  sold               7,310     44,430     53,775      6,460     25,655
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents     149,787    200,252    247,998    110,230    117,582

 Investment
  securities -
  held-to-
  maturity         181,805    186,400    182,194    190,284    180,206
 Investment
  securities -
  available-for-
  sale             394,267    439,625    389,214    340,646    349,282
 Mortgage loans
  held for sale      4,377     11,581      7,735     11,097      8,244
 Assets held in
  trading
  accounts             890      1,004      5,806      5,658      5,482

 Loans           1,936,279  1,908,328  1,842,138  1,850,454  1,875,235
  Allowance for
   loan losses     (25,548)   (25,752)   (25,392)   (25,303)   (25,107)
                ---------- ---------- ---------- ---------- ----------
   Net loans     1,910,731  1,882,576  1,816,746  1,825,151  1,850,128

 Premises and
  equipment         78,357     78,299     77,281     75,473     73,088
 Foreclosed
  assets held
  for sale, net      4,044      3,440      3,556      2,629      1,629
 Interest
  receivable        23,322     20,863     19,696     21,345     25,699
 Bank owned life
  insurance         39,220     38,851     38,400     38,039     37,632
 Goodwill           60,605     60,605     60,605     60,605     60,605
 Core deposit
  premiums           2,777      2,978      3,180      3,382      3,583
 Other assets       10,010      8,968      9,347      7,908      8,527
                ---------- ---------- ---------- ---------- ----------

   TOTAL ASSETS $2,860,192 $2,935,442 $2,861,758 $2,692,447 $2,721,687
                ========== ========== ========== ========== ==========

 LIABILITIES
 Non-interest
  bearing
  transaction
  accounts      $  318,660 $  335,310 $  327,627 $  310,181 $  319,792
 Interest
  bearing
  transaction
  accounts and
  savings
  deposits       1,024,176  1,025,908    901,852    761,233    730,533
 Time deposits
  less than
  $100,000         556,516    577,435    618,173    659,181    680,288
 Time deposits
  greater than
  $100,000         395,040    424,330    449,199    452,262    442,706
                ---------- ---------- ---------- ---------- ----------
   Total
    deposits     2,294,392  2,362,983  2,296,851  2,182,857  2,173,319
                ---------- ---------- ---------- ---------- ----------
 Federal funds
  purchased and
  securities
  sold under
  agreements to
  repurchase       104,002    115,554    113,891    128,806    106,984
 Short-term debt     1,480      4,549        590      1,777     67,595
 Long-term FHLB
  debt -
  affiliate
  banks            126,089    119,973    108,809     51,355     48,725
 Subordinated
  debt issued to
  capital trusts    30,930     30,930     30,930     30,930     30,930
 Accrued
  interest and
  other
  liabilities       22,482     23,302     29,898     24,316     26,533
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    LIABILITIES  2,579,375  2,657,291  2,580,969  2,420,041  2,454,086
                ---------- ---------- ---------- ---------- ----------

 STOCKHOLDERS'
  EQUITY
 Capital stock         140        139        139        139        139
 Surplus            40,744     40,674     40,655     41,019     41,470
 Undivided
  profits          241,682    237,859    234,515    229,520    225,972
 Accumulated
  other
  comprehensive
  income (loss)
  Unrealized
   appreciation
   (depreciation)
   on AFS
   securities       (1,749)      (521)     5,480      1,728         20
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    STOCKHOLDERS'
    EQUITY         280,817    278,151    280,789    272,406    267,601
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    LIABILITIES
    AND
    STOCKHOLDERS'
    EQUITY      $2,860,192 $2,935,442 $2,861,758 $2,692,447 $2,721,687
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Average Quarter-to-Date Balance Sheets
 For the
  Quarters Ended  Sep 30     Jun 30     Mar 31     Dec 31     Sep 30
 (Unaudited)       2008       2008       2008       2007       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands)

 ASSETS
 Cash and
  non-interest
  bearing
  balances due
  from banks    $   70,908 $   69,197 $   70,105 $   75,416 $   72,325
 Interest
  bearing
  balances due
  from banks        65,819     85,578     56,384     21,855      9,382
 Federal funds
  sold              32,910     55,543     35,460      9,464     21,083
                ---------- ---------- ---------- ---------- ----------
  Cash and cash
   equivalents     169,637    210,318    161,949    106,735    102,790

 Investment
  securities -
  held-to-
  maturity         184,734    184,603    184,062    180,631    179,616
 Investment
  securities -
  available-for-
  sale             431,215    431,869    382,939    338,276    348,085
 Mortgage loans
  held for sale      6,759      8,740      7,474      7,535      8,747
 Assets held in
  trading
  accounts             727      5,747      5,731      5,588      4,930

 Loans           1,905,979  1,869,369  1,841,762  1,856,973  1,849,091
  Allowance for
   loan losses     (25,878)   (25,426)   (25,622)   (25,540)   (25,642)
                ---------- ---------- ---------- ---------- ----------
   Net loans     1,880,101  1,843,943  1,816,140  1,831,433  1,823,449

 Premises and
  equipment         78,383     78,170     76,528     74,569     71,943
 Foreclosed
  assets held
  for sale, net      3,693      3,685      2,659      2,086      1,877
 Interest
  receivable        21,886     20,745     21,069     24,636     24,156
 Bank owned life
  insurance         39,038     38,600     38,213     37,820     37,315
 Goodwill           60,605     60,605     60,605     60,605     60,605
 Core deposit
  premiums           2,895      3,095      3,299      3,498      3,702
 Other assets        8,270      5,053      7,273      7,238      9,374
                ---------- ---------- ---------- ---------- ----------

   TOTAL ASSETS $2,887,943 $2,895,173 $2,767,941 $2,680,650 $2,676,589
                ========== ========== ========== ========== ==========

 LIABILITIES
 Non-interest
  bearing
  transaction
  accounts      $  320,160 $  318,978 $  308,715 $  306,939 $  305,453
 Interest
  bearing
  transaction
  accounts and
  savings
  deposits       1,021,519    972,687    803,439    748,670    724,782
 Time deposits
  less than
  $100,000         569,859    598,264    647,150    668,458    686,750
 Time deposits
  greater than
  $100,000         404,694    438,887    452,872    443,790    437,217
                ---------- ---------- ---------- ---------- ----------
   Total
    deposits     2,316,232  2,328,816  2,212,176  2,167,857  2,154,202
                ---------- ---------- ---------- ---------- ----------
 Federal funds
  purchased and
  securities
  sold under
  agreements to
  repurchase       102,704    110,646    126,459    121,792    113,060
 Short-term debt     9,668      2,791      1,715     13,202     38,710
 Long-term debt    154,676    147,948    123,221     81,146     80,123
 Accrued
  interest and
  other
  liabilities       21,948     21,935     26,484     24,211     23,943
                ---------- ---------- ---------- ---------- ----------
   TOTAL
    LIABILITIES  2,605,228  2,612,136  2,490,055  2,408,208  2,410,038
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    STOCKHOLDERS'
    EQUITY         282,715    283,037    277,886    272,442    266,551
                ---------- ---------- ---------- ---------- ----------

   TOTAL
    LIABILITIES
    AND
    STOCKHOLDERS'
    EQUITY      $2,887,943 $2,895,173 $2,767,941 $2,680,650 $2,676,589
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Statements of Income - Quarter-to-Date
 For the Quarters Ended     Sep 30   Jun 30   Mar 31   Dec 31   Sep 30
 (Unaudited)                 2008     2008     2008     2007     2007
                           -------  -------  -------  -------  -------
 (in thousands, except per
  share data)
 INTEREST INCOME
  Loans                    $31,548  $31,159  $33,106  $35,955  $36,604
  Federal funds sold           176      285      256      116      302
  Investment securities      7,063    7,055    6,569    5,990    6,046
  Mortgage loans held for
   sale, net of unrealized
   gains (losses)              112      113      112      122      147
  Assets held in trading
   accounts                     --       41        1      (23)      71
  Interest bearing balances
   due from banks              309      487      388      223      131
                           -------  -------  -------  -------  -------
   TOTAL INTEREST INCOME    39,208   39,140   40,432   42,383   43,301
                           -------  -------  -------  -------  -------
 INTEREST EXPENSE
  Time deposits              8,491   10,006   11,922   12,918   13,307
  Other deposits             4,116    3,899    3,266    3,257    3,328
  Federal funds purchased
   and securities sold
   under agreements to
   repurchase                  429      463      921    1,317    1,404
  Short-term debt               62       19       20      167      519
  Long-term debt             1,763    1,655    1,511    1,203    1,173
                           -------  -------  -------  -------  -------
   TOTAL INTEREST EXPENSE   14,861   16,042   17,640   18,862   19,731
                           -------  -------  -------  -------  -------
 NET INTEREST INCOME        24,347   23,098   22,792   23,521   23,570
  Provision for loan losses  2,214    2,214    1,467    1,749      850
                           -------  -------  -------  -------  -------
 NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES 22,133   20,884   21,325   21,772   22,720
                           -------  -------  -------  -------  -------
 NON-INTEREST INCOME
  Trust income               1,608    1,450    1,648    1,580    1,528
  Service charges on
   deposit accounts          4,009    3,691    3,434    3,882    3,759
  Other service charges
   and fees                    648      621      753      818      698
  Income on sale of
   mortgage loans, net of
   commissions                 595      760      721      644      715
  Income on investment
   banking, net of
   commissions                 131      199      449      230       90
  Credit card fees           3,491    3,480    3,173    3,428    3,115
  Premiums on sale of
   student loans                 3      507      624      299      419
  Bank owned life insurance
   income                      370      425      361      403      367
  Other income                 433      587    3,829      557      682
                           -------  -------  -------  -------  -------
   TOTAL NON-INTEREST
    INCOME                  11,288   11,720   14,992   11,841   11,373
                           -------  -------  -------  -------  -------
 NON-INTEREST EXPENSE
  Salaries and employee
   benefits                 14,056   14,433   14,208   13,458   13,778
  Occupancy expense, net     1,912    1,804    1,810    1,729    1,671
  Furniture and equipment
   expense                   1,543    1,472    1,490    1,438    1,455
  Other real estate and
   foreclosure expense          57       87       42       76       77
  Deposit insurance            267      113       88      108       85
  Other operating expenses   6,606    6,300    5,492    7,941    6,157
                           -------  -------  -------  -------  -------
   TOTAL NON-INTEREST
    EXPENSE                 24,441   24,209   23,130   24,750   23,223
                           -------  -------  -------  -------  -------
 NET INCOME BEFORE INCOME
  TAXES                      8,980    8,395   13,187    8,863   10,870
  Provision for income
   taxes                     2,506    2,401    4,371    2,671    3,370
                           -------  -------  -------  -------  -------
 NET INCOME                $ 6,474  $ 5,994  $ 8,816  $ 6,192  $ 7,500
                           =======  =======  =======  =======  =======
 BASIC EARNINGS PER SHARE  $  0.47  $  0.43  $  0.63  $  0.45  $  0.53
                           =======  =======  =======  =======  =======
 DILUTED EARNINGS PER
  SHARE                    $  0.46  $  0.42  $  0.63  $  0.44  $  0.53
                           =======  =======  =======  =======  =======

 Simmons First National Corporation                               SFNC
 Consolidated Statements of Income - Year-to-Date
 For the Quarters
  Ended                Sep 30    Jun 30    Mar 31    Dec 31    Sep 30
 (Unaudited)            2008      2008      2008      2007      2007
                      --------  --------  --------  --------  --------
 (in thousands, except
  per share data)
 INTEREST INCOME
  Loans               $ 95,812  $ 64,264  $ 33,106  $141,706  $105,751
  Federal funds sold       716       540       256     1,418     1,303
  Investment
   securities           20,687    13,624     6,569    23,646    17,656
  Mortgage loans held
   for sale, net of
   unrealized gains
   (losses)                338       226       112       505       383
  Assets held in
   trading accounts         42        42         1       100       124
  Interest bearing
   balances due from
   banks                 1,184       875       388     1,161       938
                      --------  --------  --------  --------  --------
   TOTAL INTEREST
    INCOME             118,779    79,571    40,432   168,536   126,155
                      --------  --------  --------  --------  --------
 INTEREST EXPENSE
  Time deposits         30,420    21,929    11,922    52,385    39,467
  Other deposits        11,280     7,163     3,266    13,089     9,832
  Federal funds
   purchased and
   securities sold
   under agreements to
   repurchase            1,813     1,385       921     5,371     4,057
  Short-term debt          101        38        20       804       637
  Long-term debt         4,929     3,166     1,511     4,771     3,568
                      --------  --------  --------  --------  --------
   TOTAL INTEREST
    EXPENSE             48,543    33,681    17,640    76,420    57,561
                      --------  --------  --------  --------  --------
 NET INTEREST INCOME    70,236    45,890    22,792    92,116    68,594
  Provision for loan
   losses                5,895     3,681     1,467     4,181     2,432
                      --------  --------  --------  --------  --------
 NET INTEREST INCOME
  AFTER PROVISION FOR
  LOAN LOSSES           64,341    42,209    21,325    87,935    66,162
                      --------  --------  --------  --------  --------
 NON-INTEREST INCOME
  Trust income           4,707     3,098     1,648     6,218     4,639
  Service charges on
   deposit accounts     11,134     7,125     3,434    14,794    10,912
  Other service
   charges and fees      2,021     1,374       753     3,016     2,198
  Income on sale of
   mortgage loans, net
   of commissions        2,077     1,482       721     2,766     2,121
  Income on investment
   banking, net of
   commissions             779       648       449       623       393
  Credit card fees      10,144     6,653     3,173    12,217     8,789
  Premiums on sale of
   student loans         1,135     1,132       624     2,341     2,042
  Bank owned life
   insurance income      1,157       787       361     1,493     1,090
  Other income           4,843     4,413     3,829     2,535     1,980
                      --------  --------  --------  --------  --------
   TOTAL NON-INTEREST
    INCOME              37,997    26,712    14,992    46,003    34,164
                      --------  --------  --------  --------  --------
 NON-INTEREST EXPENSE
  Salaries and
   employee benefits    42,697    28,641    14,208    54,865    41,406
  Occupancy expense,
   net                   5,526     3,615     1,810     6,674     4,945
  Furniture and
   equipment expense     4,505     2,962     1,490     5,865     4,428
  Other real estate
   and foreclosure
   expense                 185       129        42       212       137
  Deposit insurance        468       201        88       328       220
  Other operating
   expenses             18,395    11,791     5,492    26,253    18,312
                      --------  --------  --------  --------  --------
   TOTAL NON-INTEREST
    EXPENSE             71,776    47,339    23,130    94,197    69,448
                      --------  --------  --------  --------  --------
 NET INCOME BEFORE
  INCOME TAXES          30,562    21,582    13,187    39,741    30,878
  Provision for income
   taxes                 9,278     6,772     4,371    12,381     9,710
                      --------  --------  --------  --------  --------
 NET INCOME           $ 21,284  $ 14,810  $  8,816  $ 27,360  $ 21,168
                      ========  ========  ========  ========  ========
 BASIC EARNINGS PER
  SHARE               $   1.53  $   1.06  $   0.63  $   1.95  $   1.50
                      ========  ========  ========  ========  ========
 DILUTED EARNINGS PER
  SHARE               $   1.51  $   1.05  $   0.63  $   1.92  $   1.48
                      ========  ========  ========  ========  ========

 Simmons First National Corporation                               SFNC
 Consolidated Risk-Based Capital
 For the
  Quarters Ended  Sep 30     Jun 30     Mar 31     Dec 31     Sep 30
 (Unaudited)       2008       2008       2008       2007       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands)

 Tier 1 capital
 --------------
  Stockholders'
   equity       $  280,817 $  278,151 $  280,789 $  272,406 $  267,601
  Trust
   preferred
   securities,
   net allowable    30,000     30,000     30,000     30,000     30,000
  Disallowed
   intangible
   assets, net
   of def. tax     (63,125)   (63,330)   (63,536)   (63,706)   (63,924)
  Unrealized
   loss (gain)
   on AFS
   securities        1,749        521     (5,480)    (1,728)       (20)
                ---------- ---------- ---------- ---------- ----------

   Total Tier 1
    capital        249,441    245,342    241,773    236,972    233,657
                ---------- ---------- ---------- ---------- ----------

 Tier 2 capital
 --------------
  Qualifying
   unrealized
   gain on AFS
   securities            3         19         17         52        158
  Qualifying
   allowance for
   loan losses      24,888     25,136     24,405     23,866     24,188
                ---------- ---------- ---------- ---------- ----------

   Total Tier 2
    capital         24,891     25,155     24,422     23,918     24,346
                ---------- ---------- ---------- ---------- ----------

   Total
    risk-based
    capital     $  274,332 $  270,497 $  266,195 $  260,890 $  258,003
                ========== ========== ========== ========== ==========

 Risk weighted
  assets        $1,988,879 $2,008,764 $1,949,862 $1,906,321 $1,932,608
                ========== ========== ========== ========== ==========

 Adjusted
  average assets
  for leverage
  ratio         $2,825,844 $2,826,216 $2,698,488 $2,615,915 $2,615,527
                ========== ========== ========== ========== ==========

 Ratios at end
  of quarter
 -------------
  Equity to
   assets             9.82%      9.48%      9.81%     10.12%      9.83%
  Tangible
   equity to
   tangible
   assets             7.77%      7.47%      7.76%      7.93%      7.65%
  Leverage ratio      8.83%      8.68%      8.96%      9.06%      8.93%
  Tier 1 capital     12.54%     12.21%     12.40%     12.43%     12.09%
  Total
   risk-based
   capital           13.79%     13.47%     13.65%     13.69%     13.35%

 Simmons First National Corporation                               SFNC
 Consolidated Loans and Investments
 For the
  Quarters Ended  Sep 30     Jun 30     Mar 31     Dec 31     Sep 30
 (Unaudited)       2008       2008       2008       2007       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands)

 Loan Portfolio
  - End of
  Period
 --------------
  Consumer
   Credit cards $  162,862 $  162,103 $  158,701 $  166,044 $  149,185
   Student loans   102,346     75,371     84,884     76,277     78,377
   Other
    consumer       137,763    135,342    135,247    137,624    140,771
                ---------- ---------- ---------- ---------- ----------
    Total
     consumer      402,971    372,816    378,832    379,945    368,333
  Real Estate
   Construction    227,071    245,284    257,635    260,924    259,705
   Single-family
    residential    400,845    388,353    383,167    382,676    377,153
   Other
    commercial     576,958    558,257    547,335    542,184    538,924
                ---------- ---------- ---------- ---------- ----------
    Total real
     estate      1,204,874  1,191,894  1,188,137  1,185,784  1,175,782
  Commercial
   Commercial      184,690    229,817    198,209    193,091    201,903
   Agricultural    130,988    100,923     62,373     73,470    111,984
   Financial
    institutions     2,581      4,506      4,503      7,440      5,905
                ---------- ---------- ---------- ---------- ----------
    Total
     commercial    318,259    335,246    265,085    274,001    319,792
  Other             10,175      8,372     10,084     10,724     11,328
                ---------- ---------- ---------- ---------- ----------

    Total Loans $1,936,279 $1,908,328 $1,842,138 $1,850,454 $1,875,235
                ========== ========== ========== ========== ==========

 Investment
  Securities -
  End of Period
 --------------
  Held-to-
   Maturity
   U.S.
    Treasury    $       -- $    1,500 $    1,500 $    1,500 $    1,500
   U.S
    Government
    agencies        19,000     24,000     24,000     37,000     43,000
   Mortgage-
    backed
    securities         112        117        121        129        136
   State and
    political
    subdivisions   161,763    159,853    154,166    149,262    133,196
   Other
    securities         930        930      2,407      2,393      2,374
                ---------- ---------- ---------- ---------- ----------
    Total held-
     to-maturity   181,805    186,400    182,194    190,284    180,206
                ---------- ---------- ---------- ---------- ----------
  Available-for-
   Sale

   U.S. Treasury     6,990      2,465      2,510      5,524      7,517
   U.S
    Government
    agencies       364,995    370,022    346,925    320,791    325,414
   Mortgage-
    backed
    securities       2,798      2,840      2,961      2,757      2,769
   State and
    political
    subdivisions       637        637        637        858        985
   FHLB stock        7,890      7,453      6,468      5,913      7,554
   Other
    securities      10,957     56,208     29,713      4,804      5,043
                ---------- ---------- ---------- ---------- ----------
    Total
     available-
     for-sale      394,267    439,625    389,214    340,647    349,282
                ---------- ---------- ---------- ---------- ----------

    Total
     investment
     securities $  576,072 $  626,025 $  571,408 $  530,931 $  529,488
                ========== ========== ========== ========== ==========

    Fair Value -
     HTM
     investment
     securities $  180,519 $  185,665 $  184,757 $  191,738 $  179,685
                ========== ========== ========== ========== ==========

 Investment
  Securities -
  QTD Average
 -------------
  Taxable
   securities   $  455,547 $  457,918 $  414,718 $  378,811 $  394,878
  Tax exempt
   securities      160,402    158,554    152,283    140,096    132,823
                ---------- ---------- ---------- ---------- ----------

   Total
    investment
    securities -
    QTD average $  615,949 $  616,472 $  567,001 $  518,907 $  527,701
                ========== ========== ========== ========== ==========

 Simmons First National Corporation                               SFNC
 Consolidated Allowance and Asset Quality
 For the Quarters Ended     Sep 30   Jun 30   Mar 31   Dec 31   Sep 30
 (Unaudited)                 2008     2008     2008     2007     2007
                           -------  -------  -------  -------  -------
 (in thousands)

 Allowance for Loan Losses
 -------------------------
  Balance, beginning
   of quarter              $25,752  $25,392  $25,303  $25,107  $25,197
                           -------  -------  -------  -------  -------

  Loans charged off
   Credit cards                971      977      779      670      633
   Other consumer              459      592      357      412      397
   Real estate               1,274      719      477      669      499
   Commercial                  379       52      202      211      174
                           -------  -------  -------  -------  -------
    Total loans charged
     off                     3,083    2,340    1,815    1,962    1,703
                           -------  -------  -------  -------  -------

  Recoveries of loans
   previously charged off
   Credit cards                237      252      192      231      260
   Other consumer              137      132      153      104      122
   Real estate                  73       20       79       38      207
   Commercial                  218       82       13       36      174
                           -------  -------  -------  -------  -------
    Total recoveries           665      486      437      409      763
                           -------  -------  -------  -------  -------
   Net loans charged off     2,418    1,854    1,378    1,553      940
  Provision for loan losses  2,214    2,214    1,467    1,749      850
                           -------  -------  -------  -------  -------
  Balance, end of quarter  $25,548  $25,752  $25,392  $25,303  $25,107
                           =======  =======  =======  =======  =======

 Non-performing assets
 ---------------------
  Non-performing loans
   Nonaccrual loans
    Real estate            $ 9,248  $10,373  $ 6,735  $ 7,350  $ 6,949
    Commercial               1,778    1,494      619      883      576
    Consumer                 1,420    1,409    1,590    1,676    1,540
                           -------  -------  -------  -------  -------
     Total nonaccrual
      loans                 12,446   13,276    8,944    9,909    9,065
   Loans past due 90 days
    or more                  1,572    1,202    2,158    1,282      946
                           -------  -------  -------  -------  -------
      Total non-performing
       loans                14,018   14,478   11,102   11,191   10,011
                           -------  -------  -------  -------  -------

  Other non-performing
   assets
   Foreclosed assets held
    for sale                 4,044    3,440    3,556    2,629    1,629
   Other non-performing
    assets                      --        1        9       17       38
                           -------  -------  -------  -------  -------
    Total other non-
     performing assets       4,044    3,441    3,565    2,646    1,667
                           -------  -------  -------  -------  -------

     Total non-performing
      assets               $18,062  $17,919  $14,667  $13,837  $11,678
                           =======  =======  =======  =======  =======

 Ratios
 ------
  Allowance for loan losses
   to total loans             1.32%    1.35%    1.38%    1.37%    1.34%
  Allowance for loan losses
   to non-performing loans  182.25%  177.87%  228.72%  226.10%  250.79%
  Allowance for loan losses
   to non-performing assets 141.45%  143.71%  173.12%  182.86%  214.99%
  Non-performing loans to
   total loans                0.72%    0.76%    0.60%    0.60%    0.53%
  Non-performing assets to
   total assets               0.63%    0.61%    0.51%    0.51%    0.43%
  Annualized net charge
   offs to total loans        0.51%    0.40%    0.30%    0.33%    0.20%
  Annualized net charge
   offs to total loans
   (excluding credit cards)   0.39%    0.27%    0.19%    0.26%    0.13%
  Past due loans greater
   than 30 days (excluding
   nonaccrual)                0.63%    0.48%    1.07%    0.70%    0.57%

 Simmons First National Corporation                               SFNC
 Consolidated - Net Interest Income Analysis
 For the Quarters Ended         Sep 30  Jun 30  Mar 31  Dec 31  Sep 30
 (Unaudited)                     2008    2008    2008    2007    2007
                                ------  ------  ------  ------  ------

   ASSETS

 Earning Assets
  Interest bearing balances
   due from banks                1.87%   2.29%   2.77%   4.05%   5.54%
  Federal funds sold             2.13%   2.06%   2.90%   4.86%   5.68%
  Investment securities          5.19%   5.22%   5.31%   5.22%   5.15%
  Mortgage loans held for sale   6.59%   5.20%   6.03%   6.42%   6.67%
  Assets held in trading
   accounts                      0.00%   2.87%   0.07%  -1.63%   5.71%
  Loans                          6.60%   6.72%   7.24%   7.70%   7.87%
   Total interest earning assets 6.09%   6.11%   6.63%   7.10%   7.24%

   LIABILITIES

 Interest bearing liabilities
  Interest bearing transaction
   and savings accounts          1.60%   1.61%   1.63%   1.73%   1.82%
  Time deposits                  3.47%   3.88%   4.36%   4.61%   4.70%
   Total interest bearing
    deposits                     2.51%   2.78%   3.21%   3.45%   3.57%
  Federal funds purchased and
   securities sold under
   agreement to repurchase       1.66%   1.68%   2.93%   4.29%   4.93%
  Short-term debt                2.55%   2.74%   4.69%   5.02%   5.32%
  Long-term debt                 4.53%   4.50%   4.93%   5.88%   5.81%
   Total interest bearing
    liabilities                  2.61%   2.84%   3.29%   3.60%   3.76%

   NET INTEREST MARGIN/SPREAD

 Net interest spread             3.48%   3.27%   3.34%   3.49%   3.48%
 Net interest margin -
  quarter-to-date                3.84%   3.67%   3.80%   4.00%   4.01%
 Net interest margin -
  year-to-date                   3.77%   3.74%   3.80%   3.96%   3.95%

 Simmons First National Corporation                               SFNC
 Consolidated - Selected Financial Data
 For the
  Quarters Ended  Sep 30     Jun 30     Mar 31     Dec 31     Sep 30
 (Unaudited)       2008       2008       2008       2007       2007
                ---------- ---------- ---------- ---------- ----------
 (in thousands,
  except per
  share data)

 QUARTER-TO-DATE
 ---------------
  Diluted
   earnings per
   share        $     0.46 $     0.42 $     0.63 $     0.44 $     0.53
  Core earnings
   (excludes
   nonrecurring
   items)
   (non-GAAP)        6,474      5,994      6,258      6,936      7,500
  Diluted core
   earnings per
   share
   (non-GAAP)         0.46       0.42       0.45       0.49       0.53
  Cash dividends
   declared per
   common share       0.19       0.19       0.19       0.19       0.18
  Cash dividends
   declared -
   amount            2,651      2,650      2,647      2,645      2,509
  Return on
   average
   stockholders'
   equity             9.11%      8.52%     12.76%      9.02%     11.16%
  Return on
   tangible
   equity            11.98%     11.22%     16.81%     12.25%     14.96%
  Return on
   average
   assets             0.89%      0.83%      1.28%      0.92%      1.11%
  Net interest
   margin (FTE)       3.84%      3.67%      3.80%      4.00%      4.01%
  FTE Adjustment
   - investments       967        952        916        842        802
  FTE Adjustment
   - loans              64         57         61         67         69
  Amortization
   of
   intangibles         201        202        202        202        203
  Amortization
   of
   intangibles,
   net of taxes        127        127        127        127        128
  Average shares
   outstanding  13,951,373 13,940,253 13,929,974 13,924,592 13,976,706
  Shares
   repurchased          --     21,700     23,480     25,895    134,253
  Average price
   of
   repurchased
   shares               --      30.25      26.65      26.38      25.43
  Average
   earning
   assets        2,628,143  2,641,449  2,513,812  2,420,322  2,420,934
  Average
   interest
   bearing
   liabilities   2,263,120  2,271,223  2,154,856  2,077,058  2,080,642

 YEAR-TO-DATE
 ------------
  Diluted
   earnings per
   share        $     1.51 $     1.05 $     0.63 $     1.92 $     1.48
  Core earnings
   (excludes
   nonrecurring
   items)
   (non-GAAP)       18,726     12,252      6,258     28,104     21,168
  Diluted core
   earnings per
   share
   (non-GAAP)         1.33       0.87       0.45       1.97       1.48
  Cash dividends
   declared per
   common share       0.57       0.38       0.19       0.73       0.54
  Return on
   average
   stockholders'
   equity            10.11%     10.62%     12.76%     10.26%     10.69%
  Return on
   tangible
   equity            13.30%     13.98%     16.81%     13.78%     14.40%
  Return on
   average
   assets             1.00%      1.05%      1.28%      1.03%      1.06%
  Net interest
   margin (FTE)       3.77%      3.74%      3.80%      3.96%      3.95%
  FTE Adjustment
   - investments     2,835      1,868        916      3,170      2,328
  FTE Adjustment
   - loans             182        118         61        293        226
  Amortization
   of
   intangibles         605        404        202        819        617
  Amortization
   of
   intangibles,
   net of taxes        381        254        127        515        388
  Average shares
   outstanding  13,940,573 13,935,114 13,929,980 14,043,626 14,083,739
  Average
   diluted
   shares
   outstanding  14,109,028 14,087,690 14,069,322 14,241,182 14,283,674
  Average
   earning
   assets        2,594,469  2,577,632  2,513,812  2,412,218  2,409,516
  Average
   interest
   bearing
   liabilities   2,229,733  2,213,039  2,154,856  2,070,049  2,067,711

 END OF PERIOD
 -------------
  Book value per
   share        $    20.12 $    19.94 $    20.14 $    19.57 $    19.20
  Tangible book
   value per
   share             15.58      15.38      15.56      14.97      14.60
  Shares
   outstanding  13,958,932 13,948,442 13,941,849 13,918,368 13,934,509
  Full-time
   equivalent
   employees         1,125      1,135      1,121      1,128      1,131
  Total number
   of ATM's             93         95         92         90         89
  Total number
   of financial
   centers              84         85         85         84         83
  Parent company
   only -
   investment in
   subsidiaries    285,474    284,614    290,465    288,744    285,340
  Parent company
   only -
   intangible
   assets              133        133        133        133        133

 Simmons First National Corporation                               SFNC
 Consolidated - Reconciliation of Core Earnings (non-GAAP)
 For the Quarters Ended     Sep 30   Jun 30   Mar 31   Dec 31   Sep 30
 (Unaudited)                 2008     2008     2008     2007     2007
                           -------  -------  -------  -------  -------
 (in thousands, except per
  share data)

 QUARTER-TO-DATE
 ---------------
  Net Income               $ 6,474  $ 5,994  $ 8,816  $ 6,192  $ 7,500
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --       --   (2,973)      --       --
    Litigation liability
     (Visa)                     --       --   (1,220)   1,220       --
    Tax effect (39%)            --       --    1,635     (476)      --
                           -------  -------  -------  -------  -------
   Net nonrecurring items       --       --   (2,558)     744       --
                           -------  -------  -------  -------  -------
  Core earnings (non-GAAP) $ 6,474  $ 5,994  $ 6,258  $ 6,936  $ 7,500
                           =======  =======  =======  =======  =======

  Diluted earnings per
   share                   $  0.46  $  0.42  $  0.63  $  0.44  $  0.53
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)     --       --    (0.21)      --       --
    Litigation liability
     (Visa)                     --       --    (0.09)    0.09       --
    Tax effect (39%)            --       --     0.12    (0.04)      --
                           -------  -------  -------  -------  -------
  Net nonrecurring items        --       --    (0.18)    0.05       --
                           -------  -------  -------  -------  -------
  Diluted core earnings
   per share (non-GAAP)    $  0.46  $  0.42  $  0.45  $  0.49  $  0.53
                           =======  =======  =======  =======  =======

 YEAR-TO-DATE
 ------------
  Net Income               $21,284  $14,810  $ 8,816  $27,360  $21,168
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa) (2,973)  (2,973)  (2,973)      --       --
    Litigation liability
     (Visa)                 (1,220)  (1,220)  (1,220)   1,220       --
    Tax effect (39%)         1,635    1,635    1,635     (476)      --
                           -------  -------  -------  -------  -------
   Net nonrecurring items   (2,558)  (2,558)  (2,558)     744       --
                           -------  -------  -------  -------  -------
  Core earnings (non-GAAP) $18,726  $12,252  $ 6,258  $28,104  $21,168
                           =======  =======  =======  =======  =======

  Diluted earnings per
   share                   $  1.51  $  1.05  $  0.63  $  1.92  $  1.48
   Nonrecurring items
    Mandatory stock
     redemption gain (Visa)  (0.21)   (0.21)   (0.21)      --       --
    Litigation liability
     (Visa)                  (0.09)   (0.09)   (0.09)    0.09       --
    Tax effect (39%)          0.12     0.12     0.12    (0.04)      --
                           -------  -------  -------  -------  -------
   Net nonrecurring items    (0.18)   (0.18)   (0.18)    0.05       --
                           -------  -------  -------  -------  -------
  Diluted core earnings
   per share (non-GAAP)    $  1.33  $  0.87  $  0.45  $  1.97  $  1.48
                           =======  =======  =======  =======  =======

CONTACT:  Simmons First National Corporation
          David W. Garner, Senior Vice President and Investor
           Relations Officer
          (870) 541-1000